UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2020

BRT APARTMENTS CORP.

(Exact name of Registrant as specified in charter)

Maryland	001-07172	13-2755856
(State or other jurisdiction	(Commission file No.)	(IRS Employer
of incorporation)		I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐       Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items 2.02 and 7.01 Results of Operations and Financial Condition; Regulation FD Disclosure.

On April 21, 2020, we issued the press release annexed to this Current Report on Form 8-K and incorporated herein by this reference. The information in this Item 2.02 and 7.01, including the information included in the press release, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, and shall not be incorporated by reference into any registration statement or other document filed under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed interim Review.

(a) On March 12, 2020, we announced that we were evaluating whether certain revisions with respect to the presentation of our consolidated financial statements are required relating to whether joint ventures that have historically been presented on a consolidated basis should instead be presented on an unconsolidated basis. On April 20, 2020, our audit committee concluded that with respect to entities that own three properties (i.e., The Avenues Apartments - Ocoee, Florida, Parc@980 - Lawrenceville, Georgia and Vive at Kellswater - Kannapolis, North Carolina (collectively, the “Three Properties”)), our previously issued (i) unaudited consolidated financial statements contained in our Quarterly Reports on Form 10-Q (“10-Qs”) and (ii) audited financial statements (and any related audit reports of our independent registered public accounting firm, BDO USA, LLP(“BDO”)), contained in our Annual Reports on Form 10-K (“10-Ks”), in each case filed on or after March 31, 2018 through November 7, 2019 (the “Relevant Period”), should no longer be relied upon for the reasons described below. Therefore, all earnings press releases and similar prior communications issued by us as well as other prior statements made by or on our behalf relating to the Relevant Period (the foregoing, together with the 10-Ks and 10-Qs, referred to collectively to as the “Previously Reported Information”), should not be relied upon.

During the Relevant Period, our consolidated financial statements included, on a consolidated basis, the accounts and operations of the Three Properties because we believed that they either qualified as variable interest entities (“VIEs”) or otherwise met the requirements of Accounting Standards Codification Topic 810 (the “Consolidation Standard”) regarding consolidation.

On April 20, 2020, our audit committee determined that the consolidation of the accounts and operations of the Three Properties is inconsistent with the Consolidation Standard and that the information with respect to Three Properties should instead be presented under the equity method of accounting. Accordingly, we (i) have restated our unaudited consolidated balance sheets as of September 30, 2019 and December 31, 2018 and our unaudited consolidated statement of operations for the nine months ended September 30, 2019 and the twelve months ended December 31, 2018, which are filed herewith as exhibit 99.2 (the “Restated Financial Statements”), to de-consolidate the financial position and results of operations of the Three Properties in our consolidated financial statements and report our investment in the Three Properties under the equity method of accounting; and (ii) will file such further restatements, if any, with respect to the Three Properties as may be appropriate after consultation with the Securities and Exchange Commission (the “SEC”).

The de-consolidation of these Three Properties and their presentation under the equity method of accounting will result in a reduction in our revenues, operating expenses, assets and liabilities as presented in our historical consolidated financial statements during the Relevant Period. However, the de-consolidation to reflect the Three Properties under the equity accounting method will not have any impact on our previously reported net income attributable to common stockholders, funds from operations, adjusted funds from operations, or our cash flows, capital resources, liquidity, ability to pay dividends or multi-family operations.

We and BDO have requested guidance from the Office of the Chief Accountant (“OCA”) of the SEC with respect to whether our other 24 properties that historically have been consolidated should continue to be consolidated. Once we receive such guidance, we will file our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Annual Report”), and restated financial statements for the Relevant Periods and other applicable periods, if any, as soon as practicable, conforming to the guidance we receive from the OCA.

We have concluded that the control deficiency that resulted in our consolidating the accounts and operations of the Three Properties constituted a material weakness in internal control over financial reporting as of March 31, 2018. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that a company’s disclosure controls and procedures and internal control over financial reporting are effective. We intend to report the material weakness in our 2019 Annual Report and intend to create a plan of remediation to address such weakness.

Our audit committee has discussed the matters disclosed in this Item 4.02(a) with management and BDO.

Caution Regarding Forward-Looking Statements

This report, including the exhibit hereto, may include information that constitutes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions.  Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions or variations thereof.  Forward looking statements, including statements with respect to our multi-family property acquisition, development and ownership activities, involve known and unknown risks, uncertainties and other factors, which, in some cases, are beyond our control and could materially affect actual results, performance or achievements.  Other factors that could cause our actual results, performance or achievements to differ materially from our expectations include: the ongoing review of our financial statements, accounting, accounting policies and internal control over financial reporting; the preparation of, and the audit or review, as applicable, of restated filings; and the subsequent discovery of additional adjustments to our previously issued financial statements. In addition, our financial results and stock price may suffer as a result of the guidance sought from the OCA described above and any subsequent determinations from this process or any actions taken by governmental or other regulatory bodies in connection with or as a result of this process. Investors are cautioned not to place undue reliance on any forward-looking statements and to carefully review the disclosures in this report and the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in BRT’s Annual Report on Form 10-K for the year ended September 30, 2018 and in the Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed thereafter. We do not undertake to update our forward-looking statements, except as required by applicable law.

Item 8.01 Other Information

Risk Factor Update

We are also filing this Current Report on Form 8-K to supplement the risk factors described in (i) Part 1, Item 1A of our Annual Report on Form 10-K for the fiscal year ended September 30, 2018 (the “2018 Annual Report”), (ii) the Registration Statement on Form S-3 declared effective on November 26, 2019 (the “S-3”) and (iii) the prospectus supplement dated November 26, 2019 (the Supplement”) with the following additional risk factors, which should be read in conjunction with the risk factors described in the 2018 Annual Report, the S-3 and the Supplement.

We face risks related to an epidemic, pandemic or other health crisis, such as the recent outbreak of the novel coronavirus (COVID-19), which could have a material adverse effect on our business, financial condition, liquidity, results of operations and prospects.

We face risks related to epidemics, pandemics or other health crisis, including the risks presented by the recent outbreak of the novel coronavirus or COVID-19, which has spread and may continue to spread, to markets in which we operate. Our rental revenue and operating results depend significantly on the occupancy levels at our properties and the ability of our workforce residents to pay rent. If our residents are laid off due to disruptions in the economy or if we reduce or defer the rent payable by our tenants, our rental revenue will be reduced without a corresponding decrease in the expenses we incur in maintaining our properties. Additionally, we typically conduct leasing activity at our properties and the reductions in the ability and willingness of prospective residents to visit our properties due to the COVID-19 outbreak could reduce rental revenue and ancillary operating revenue produced by our properties. Concerns relating to such an outbreak could also cause on-site personnel not to report for work at our properties, which could adversely affect the management of our properties. Further, in response to the outbreak, Federal, state and local legislation has recently been enacted that limits our ability to exercise various remedies with respect to tenants that do not pay rent. The ultimate extent of the impact of the COVID-19 outbreak on our business, financial condition, liquidity, results of operations and prospects will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration of the outbreak, the short-term and long-term economic impact of the outbreak (including the effect on employment levels in the markets in which we own and operate properties), on the severity of the virus and the actions taken to contain the virus or treat its impact, among others.

We identified a material weakness in our internal control over financial reporting and we may identify additional material weaknesses in internal controls in in the future.

We are required by law to engage in an ongoing review of our disclosure controls and procedures and internal control over financial reporting. Our review resulted in our identifying a material weakness in as described under Item 4.02 of this report. While we plan to take remedial action to address this material weakness, we cannot provide any assurance that such remedial measures, or any other remedial measures we take, will be effective. If we fail to maintain effective internal control over financial reporting, we may not be able to accurately report our financial results, detect or prevent fraud, or file our periodic reports in a timely manner, which may, among other adverse consequences, cause investors to lose confidence in our reported financial information and lead to a decline in our stock price.

Items 9.01 Exhibits and Financial Statement Schedules

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 21, 2020

99.2	The Restated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT APARTMENTS CORP.

Date: April 21, 2020	By:	/s/ George Zweier
George Zweier,
Vice President and
Chief Financial Officer

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